Exhibit 99.1

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) Company Overview May 2020 EMPOWERING PATIENTS THROUGH KINOME INNOVATION

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) Any statements contained in this presentation that do not describe historical facts may constitute forward-looking statements as that term is defined in the Private Securities Litigation Reform Act of 1995. These statements may be identified by words such as "believe,” "expect," "may,“ "plan," "potential," "will," and similar expressions, and are based on Aclaris' current beliefs and expectations. These forward-looking statements include expectations regarding Aclaris’ development of its drug candidates, including the timing for initiation and completion of clinical trials, the availability of data from these trials and the timing of its regulatory submissions related to these trials. These statements involve risks and uncertainties that could cause actual results to differ materially from those reflected in such statements. Risks and uncertainties that may cause actual results to differ materially include uncertainties inherent in the conduct of clinical trials, Aclaris' reliance on third parties over which it may not always have full control, the uncertainty regarding the COVID-19 pandemic including its impact on the timing of Aclaris’ regulatory and research and development activities, and other risks and uncertainties that are described in the Risk Factors section of Aclaris’ Annual Report on Form 10-K for the year ended December 31, 2019, Aclaris’ Quarterly Report on Form 10-Q for the quarter ended March 31, 2020 and other filings Aclaris makes with the U.S. Securities and Exchange Commission from time to time. These documents are available under the “SEC filings" section of the Investors page of Aclaris' website at http://www.aclaristx.com. Any forward-looking statements speak only as of the date of this presentation and are based on information available to Aclaris as of the date of this presentation, and Aclaris assumes no obligation to, and does not intend to, update any forward-looking statements, whether as a result of new information, future events or otherwise This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. Cautionary Note Regarding Forward-Looking Statements 2

Strategy: *Biotechnology company focused on developing small molecule therapeutics for immuno-inflammatory diseases*

LEADERSHIP

- Physician/Scientist founded and led
- World class ex-Pfizer kinase and ex-GSK immunology leadership
- Kinome experts skilled at developing kinase targeted medicines

KINect™ PLATFORM Proprietary Discovery Engine

- Versatile platform
- Fully integrated discovery and development team
- Positioning small molecule drug candidates to parallel or exceed efficacy of high value biologics

INNOVATIVE PIPELINE (investigational drug candidates)

ATI-450 – MK2i

- Oral anti-TNFα, anti-IL1, anti-IL6

ATI-1777-Topical Soft-JAK1/3i

- Tissue specific therapy for the potential treatment of moderate-to-severe atopic dermatitis (AD)

ATI-2138 - ITK/TXK/JAK3i

- Oral dual inhibitor of T-cell and cytokine receptors

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

aclaris THERAPEUTICS 3

R&D Leadership Team

Experienced team with deep scientific and operational experience

David Gordon
Chief Medical Officer

Former SVP, R&D at GSK. Led discovery and development teams in Immuno-Inflammation and Dermatology leading to multiple successful NDAs, including NUCALA® & BENLYSTA®

Joseph Monahan, PhD
Exec. VP R&D
(Head of Discovery)

Former Executive Director, Pfizer Inflammation Research and Leader of Global Kinase Technology Team

>95 publications and patents (>30 total on kinases)

Walter Smith
SVP, R&D

Former VP Research & Global Head, Pfizer Inflammation, co-leader of Pfizer Licensing Team

Delivered 8 clinical candidates, 6 INDs and 1 NDA in inflammation and cancer

Jon Jacobsen, PhD
VP, Chemistry

Former Research Fellow and Director, Pfizer Chemistry

>100 publications and patents (15 total on kinases)

Project Lead for PFE JAK Program

Paul Changelian, PhD
VP, Biology

Immunologist/drug discovery leader at pharma (Pfizer & biotech)

Validated JAK 1/3 as target for transplant/RA/psoriasis, leading to approval of XELJANZ®

David R Anderson, PhD
Sr. Director, Discovery, Early Development

Former research project leader at Pfizer. Director of Chemistry at Mnemosyne, Luc, Cadent.

Inventor of 6 clinical candidates and author of 40 peer reviewed publications and patents

Gary DeCrescenzo
SVP, Pharm R&D

Former Exec. Director, Pfizer. Site Head for Medicinal & Structural Chemistry. >100 patents. Co-inventor of multiple drug candidates

* All trademarks are the property of their respective owners.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

4

Pipeline

Program	Indication(s)	Preclinical	Phase 1	Phase 2	Phase 3
ATI-450 MK2 Inhibitor *Oral*	Rheumatoid Arthritis				
	Additional Immuno-inflammatory Indication				
ATI-1777 JAK1/JAK3 Inhibitor *Soft Topical*	Atopic Dermatitis (moderate-to-severe)				
ATI-2138 ITK/TXK/JAK3 Inhibitor *Oral*	Psoriasis, Inflammatory Bowel Disease				
JAK1/JAK3 Inhibitor *Oral, gut-restricted*	Inflammatory Bowel Disease				
ITK/TXK/JAK3 Inhibitor *Oral, gut-restricted*	Inflammatory Bowel Disease				

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

5

The Kinase Opportunity

Creating New Medicines Targeting Previously Inaccessible Kinome Targets

Medically Important and Productive Target Class

OFEV (nintedanib) capsules 150mg
Bosulif bosutinib
IBRANCE palbociclib
IRESSA
Inlyta
imbruvica (ibrutinib)
ZELBORAF (vemurafenib) tablets
ICLUSIG (ponatinib) tablets
COMETRIQ (cabozantinib)
gleevec
GILOTRIF (afatinib) tablets
Tarceva erlotinib
ICLUSIG (ponatinib) tablets
Votrient pazopanib tablets
Tykerb (lapatinib)
Jakafi ruxolitinib
SPRYCEL dasatinib
Zydelig (idelalisib) tablets
Caprelsa
Mekinist
XALKORI
Stivarga
SUTENT sunitinib malate
ZYKADIA ceritinib
Nexavar
LENVIMA
Tasigna
XELJANZ (tofacitinib citrate)

~36 Marketed Drugs

~$48B*

Annual Sales of Kinase Drugs

Most Members of the Kinome Remain Unexplored


THE Human Kinome
TK
TKL
STE
CMGC
CK1
AGC
CAMK

518 Members

>90% of the Human Kinome remains undrugged

These drugs target less then 5% of the kinome

* Bologa C, et al. Unexplored opportunities in the druggable human genome. *Nat Rev Drug Discov*. 2018.
** All trademarks are the property of their respective owners.
© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

aclaris THERAPEUTICS 6

Market Overview of Select Inflammatory Indications

	RA	Psoriasis	Ulcerative Colitis	Crohn's Disease	Atopic Dermatitis
	(moderate - severe)	(moderate - severe)	(moderate - severe)	(moderate - severe)	(moderate - severe)
2018E WW Sales[1]	~$25B	~$15B	~$5B	~$11B	~$1B
Estimated Peak Market (WW)[2]	~$25-30B	~$20-25B	~$8-12B	~$15B	~$8-12B
Prevalent US Moderate/Severe Population[3]	~1,000K+	~1,000-1,300K	~400-500K	~350-450K	~300-700K
Opportunity for New Treatments	Orals, Improved risk/benefit, novel mechanism	Oral, novel mechanism, improved safety	Gut-restricted (improved safety)	Gut-restricted (Improved safety)	Improved risk/benefit, topical in moderate to severe

* Auster M, et al. Something Big Is Getting Bigger [research note]. New York, NY: Credit Suisse Equity Research; 2019.
[1] Estimates of total sales per indication from EvaluatePharma.
[2] CS projections: based on US branded pricing.
[3] Assumed peak treatable population with biologics/novel agents in the US: RA 350-400k / Psoriasis 300-350k / Ulcerative Colitis 225-275k / Crohn's 225-275k / Atopic Dermatitis 150-200k.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

7

KINect Platform
Developing Kinase Drug Candidates Rapidly & Efficiently

TARGET SELECTION & VALIDATION → KINect Platform – LEAD GENERATION → ASSET GENERATION

500+ Kinases | **Select Cysteine Kinases** | **Assess Target Confidence**





>300 Cysteine Kinases

w/Published Crystal Structures

- Disease
- Genetics
- Safety
- Distribution

Custom Kinase and Immune Assays

Proprietary Chemical Library


ANALYSIS
MODELING
DESIGN
SYNTHESIS

Schrödinger™ Enabled Drug Design

Proprietary Portfolio
- MK2 Inhibitor
- JAK Inhibitors
- ITK Inhibitors

Strategic Partner(s)
- Project 1
- Project 2
- Project 3

- **Proprietary Library:** High affinity/selective drug scaffolds
- **Faster Path:** Decrease time to Lead Optimization by half or more
- **Multiple Approaches:** Design approach specific to each kinase

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

aclaris THERAPEUTICS

8

KINect™ Platform Demonstrated Success
Reversible and Covalent

MK2 Inhibitor

- Oral anti-TNF, anti-IL1, and anti-IL6
- Novel approach for a difficult to target kinase
- ATI-450 Phase 1 clinical trial data available

Unique Substrate Selective Drug Design

Tissue Restricted JAK and ITK Inhibitors

- Potential approaches to achieve efficacy with improved safety
- Skin specific: Soft, topical drug for the potential treatment of moderate-to-severe AD
- Gut-restricted inhibitor: for the potential treatment for inflammatory bowel disease

Tailoring physico-chemical and potency properties

Covalent ITK Inhibitors

- ITK T cell kinase inhibitors for autoimmune diseases
- Oral and topical covalent drug candidates developed
- ATI-2138 (Oral): IND enabling work

Covalent Inhibition: for difficult to target kinase

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

aclaris THERAPEUTICS 9

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) ATI-450: MK2 Inhibitor (Investigational Drug Candidate) 10

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) MK2 Inhibitor: Oral Small Molecule Inhibitor of TNFα, IL1, and IL6 • MK2* drives pro-inflammatory cytokine expression • The effects of inhibiting MK2 mirror the effects of anti-inflammatory biologics1 ✓ anti-TNFα: HUMIRA® (adalimumab), ENBREL® (etanercept), REMICADE® (infliximab) ✓ anti-IL1: KINERET® (anakinra), ILARIS® (canakinumab), ARCALYST® (rilonacept) ✓ anti-IL6: KEVZARA® (sarilumab), ACTEMRA® (tocilizumab) • ATI-450: Small molecule MK2 inhibitor ✓ Potential alternative to injectable, anti-cytokine biologics and JAK inhibitors for immuno-inflammatory diseases ** All trademarks are the property of their respective owners. * MK2 = Mitogen-activated protein kinase-activated protein kinase 2 1 Data on file. 11

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) MK2-driven Cytokines are Central to Many Diseases TNFα, IL1β, IL6 Psoriasis / psoriatic arthritis Gout Inflammatory bowel disease Rheumatoid arthritis / Juvenile idiopathic arthritis Ankylosing spondylitis Asthma / COPD Cardiovascular / cerebrovascular disease Cancer Singh RK, et al. Pharmacol Reports. 2017;69:746-756. 12

Evolution in Understanding of a Well-Known Path

The Path From p38α to MK2

p38α was initially targeted for suppressing TNFα and other pro-inflammatory cytokines

- Global p38α inhibitors have exhibited toxicity and/or lack of sustained efficacy in RA and IBD
- p38α phosphorylates over 60 substrates - yet MK2 drives the proinflammatory node of this pathway
- MK2 has been a high priority therapeutic target since 1999 but has proven very difficult to drug



INFLAMMATORY/STRESS STIMULI
p38α
Anti-inflammatory
Pro-inflammatory
Negative Feedback
Cellular Function
e.g. CREB, C/EBPβ, SP1
MK2
e.g. TAB1, CREB
TNFα IL1β IL6 IL8

* Wang C, et al. *J Exp Med.* 2018;215(5):1315-1325.
* Cheung P, et al. *EMBO J.* 2003;22(21):5793-5805.
* Muniyappa H, et al. *Cell Signal.* 2008;20(4):675–683.
* Ma W, et al. *J Biol Chem.* 2001;276(17):13664-13674.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

13

Novel mechanism: Capturing MK2 in an Inactive State


MK2
(white)
p38α
(green)
binding
pocket

Crystal structure of the p38α/MK2 complex


ATI-450
(yellow)

ATI-450 (yellow) docked in the pocket

- In the nucleus, inactive MK2 and p38α dock in a high affinity complex that exhibits a binding pocket formed by juxtaposed walls of both proteins
- ATI-450 binds to both walls of the pocket, stabilizing the complex and preventing MK2 activation

ATI-450 locks MK2 in a catalytically inactive state – a unique MOA

* Wang C, et al. *J Exp Med*. 2018;215(5):1315-1325.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

14

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) • ATI-450 (5µM) was tested vs 193 kinases • >350-fold binding selectivity on all kinases in this panel except p38α and p38β ATI-450 Selectivity Assay Fold Selective p38α/MK2 1 p38α/p38tide* 51 MK2/HSP27 >550 Human Kinome Selectivity1 MK2 Pathway Selectivity * Optimized p38 peptide substrate ** Data on file. 1 Wang C, et al. J Exp Med. 2018;215(5):1315-1325. ATI-450 is highly selective for the p38/MK2 complex vs. other p38 substrates1 Assay Fold Selective p38α/MK2 1 p38α/ATF2 700 p38α/PRAK 750 ATI-450 binds to the p38α/MK2 complex with higher affinity than either p38 or MK2 alone** 0 20 40 60 80 100 120 1 3 5 7 9 11 13 15 1719 21 23 25 27 29 31 33 35 37 39 41 43 45 47 49 51 53 55 57 59 61 63 65 67 69 71 73 75 77 79 81 83 85 87 89 91 93 95 97 99 101 p38α p38β 103 105 107 109 111 113 115 117 119 121 123 125 127 131 129 133 135 137 139 141 143 145 147 151 149 153 155 157 159 161 163 165 167 171 169 173 175 177 179 181 183185189 191 193 15

Animal Models Supporting the Development of ATI-450 in Immuno-Inflammatory Diseases

Therapeutic Area	Animal Model	Reference
Rheumatoid Arthritis / Psoriatic Arthritis	Rat streptococcal cell wall arthritis model • Protection against bone deterioration • Protection against lethality Inhibition of cellular IL1β mRNA stability & translation	Wang C, et al. *J Exp Med.* 2018;215(5):1315-1325.
Inflammatory Bowel Disease	Adoptive transfer mouse model of colitis • Endoscopy scores show disease control • Decreased inflammatory infiltrate • Protected structural integrity of mucosa	Strasser S, et al. *Integrative Biology*. 2019;11(7):301-314.
Cryopyrin-Associated Periodic Syndromes (CAPS)	Murine NOMID (severe form of CAPS) transgenic model Human CAPS PBMC* IL1β modulation	Wang C, et al. *J Exp Med.* 2018;215(5):1315-1325.

* PBMC = Peripheral blood mononuclear cells

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

aclaris THERAPEUTICS

16

MK2 – Potential Effect in Rheumatoid Arthritis
ATI-450 regulates cells and cytokines involved in RA

MK2 is a key regulator of pathogenic signals in chronic immuno-inflammatory diseases

Normal Joint | RA Joint



a
b
Joint capsule
Synovial membrane
Joint space
Cartilage
Synoviocytes
Bone
Pannus
Neutrophil
Osteoclast
Fibroblast
Macrophage
Dendritic cell
T cell
Plasma cell
B cell
Extensive angiogenesis
Mast cell
Hyperplastic synovial lining

Strand V, et al. *Nat Rev Drug Discov.* 2007;6(Jan 2007):75-92.

Cells
Monocyte/Macrophage
Osteoclast
Epithelial Cells
RA Synovial Fibroblast
Chondrocytes
Cytokines
TNFα, IL1β, IL1α
IL6, IL8, IL18, RANKL

ATI-450: for bold items above data on file and Wang C, et al. *J Exp Med*. 2018;215 (5):1315-1325.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

17

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) In vivo Preclinical Data of MK2 Pathway Inhibitor ATI-450 Normal Vehicle 450 (5 mpk) Joint Protection in Rat Arthritis Model1 Cytokine Modulation in Orphan Autoinflammatory Disease (CAPS)1 Normal Inflamed Inflamed + ATI-450 Blockade of Gut Inflammatory Infiltrate in Murine Adoptive Transfer Ulcerative Colitis Model2 1 Wang C, et al. J Exp Med. 2018;215(5):1315-1325. 2 Strasser S, et al. Integrative Biology. 2019;11(7):301-314. 0.8 1 1.2 1.4 1.6 1.8 2 2.2 2.4 2.6 2.8 0 5 10 15 20 Paw Volume - ml Study Day Vehicle CDD450 - 10 MPK CDD450 - 5 MPK CDD110 - 1.5 MPK Oral dosing initiated vehicle ATI-450 IL1β (bone marrow fluid) CDD-450 - + - + 0 10 20 30 40 50 60 70 ( p g ) ( n g / m l ) 0 0.5 1.0 1.5 2.0 2.5 3.0 Normal NOMID CDD-450 - + - + Normal NOMID IL6 (serum) ( p g ) 0 10 20 30 40 50 60 70 CDD-450 - + - + Normal NOMID IL18 (bone marrow fluid) ATI-450 ATI-450 ATI-450 ATI-450 PLACEBO 18

Mouse Model: ATI-450 Inhibits RANKL-induced Osteoclastogenesis

Bone marrow derived macrophages (BMDM) from NOMID mice

- In CAPS, osteoclastogenesis gives rise to low bone mass (osteopenia)
- (a) When bone marrow derived macrophages (BMDM) from NOMID mice are stimulated with RANKL (RANK ligand), they differentiate into osteoclasts
- (b) ATI-450 blocks this macrophage differentiation



NOMID BMDM
NOMID BMDM
Plus ATI-450
Macrophages
RANKL
stimulation
Osteoclasts
(a)
(b)

ATI-450 inhibits RANKL-stimulated macrophage differentiation into osteoclasts from NOMID mice

* Wang C, et al. *J Exp Med*. 2018;215(5):1315-1325.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

19

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) Mouse Model: LPS-Induced TNFa Production ATI-450 demonstrated durable response (no tachyphylaxis) • CDD-111 and ATI-450 administered to mice in feed starting day 1 and continuing through day 28 • At the time point indicated, mice were LPS challenged and blood TNFa levels determined 0 20 40 60 80 100 120 140 160 180 0.5 2 3 4 CDD111 CDD450 ATI-450 % Control Response Weeks on Drug • Global investigational p38 inhibitor CDD-111 lost inhibition over time • MK2 inhibitor ATI- 450 (investigational compound) demonstrated durable response (no tachyphylaxis) TNF - α CDD-111 * Wang C, et al. J Exp Med. 2018;215(5):1315-1325. 20

Ex vivo Preclinical Data: ATI-450 Inhibits IL1β Expression in PBMCs from a Patient with CAPS


32°C
MWS
Normal
2
1
0
IL-1β (ng/ml)
ATI-450
ATI-450

- Peripheral blood mononuclear cells (PBMCs) were isolated from patients with CAPS and healthy controls.
- In patients with CAPS (Muckle Wells Syndrome; MWS), IL1β expression is triggered by exposure to low temperatures.
- PBMCs from patients with CAPS spontaneously produced high amounts of IL1β at 32°C but not at 37°C.
- ATI-450 blocks temperature stress induced IL1β production.

* Wang C, et al. *J Exp Med.* 2018;215(5):1315-1325.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

aclaris THERAPEUTICS

21

ATI-450 Clinical Development


Phase 1 Single and Multiple Ascending Doses
• Safety, PK, Tolerability
• PD (inhibition of TNFα, IL1β, IL6, IL8 & Hsp27)
Rheumatoid Arthritis Phase 2a Clinical Trial
• 12 wks: ATI-450 vs placebo
• Assess CRP dynamics
• Clinical Disease Activity/PD Biomarkers
• MRI: wrist synovitis
• Safety and tolerability
Demonstrate proof of concept data
Autoinflammatory Diseases
Inflammatory Bowel Disease
Psoriatic Arthritis
Hidradenitis Suppurativa
Psoriasis
Gout
Rheumatoid Arthritis

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

22

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) • Three-Part Study: ✓ Part A: single ascending dose (SAD) plus food effect (n=32) • 4 cohorts: 10mg, 30mg, 50mg, 100mg (100mg repeated with high fat meal) • 8 subjects (6 active, 2 placebo). Single dose after overnight fast ✓ Part B: multiple ascending dose (MAD) (n=30) • 3 cohorts: 10mg, 30mg, 50mg all BID for 7 days • 10 subjects (8 active, 2 placebo) ✓ Part C: methotrexate (MTX) drug-drug interaction (DDI) (n=15) • 1 cohort: MTX day 1 and 8. ATI-450 on days 2-9 • 15 subjects all dosed with active • Demographics: (All dose groups, all parts) ✓ Age: Mean 34 years ✓ Gender: 44 female/33 male ✓ Race: White-40, Black-32, Other-5 ATI-450-PKPD-101 Trial Design and Demographics 23

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) Most Common Adverse Events (≥2 subjects in the trial) • No serious adverse events or adverse events that led to discontinuation of study medication • All adverse events were mild in severity and did not interfere with everyday activities • A trend of a decrease in absolute neutrophil count was observed ✓ No correlation with clinical sequelae ✓ This effect is consistent with the pharmacodynamic profile of certain anti-TNF therapies1 ATI-450-PKPD-101 Safety: ATI-450 Generally Well-Tolerated Preferred Term ATI-450 n (%) (n=48) Placebo n (%) (n=14) Dizziness 6 (12.5) 0 Headache 10 (20.8) 2 (14.3) Upper respiratory tract infection 3 (6.3) 1 (7.1) Constipation 3 (6.3) 1 (7.1) Nausea 2 (4.2) 1 (7.1) Abdominal pain 2 (4.2) 0 Vomiting 0 2 (14.3) Preferred Term ATI-450 n (%) (n=15) Dizziness 7 (46.7) Headache 1 (6.7) Upper respiratory tract infection 1 (6.7) Constipation 0 Nausea 0 Abdominal pain 0 Vomiting 0 SAD/MAD cohorts (blinded) DDI cohort (unblinded ATI-450 + MTX) 1 Dillingh M, et al. Front. Immunol. 2016;7(508):1-9. * Data on file. 24

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) ATI-450-PKPD-101 MAD Pharmacokinetics: Dose Proportional PK 25 Mean (SD) plasma concentration-time profiles of ATI-450: Day 7 t½ = 9-12 hours * Data on file

ATI-450-PKPD-101: Day 7 MAD PD Marker Time Dependence

Target Biomarker pHSP27 and Cytokines TNFα and IL1β



Day
1
2
3
4
5
6
7
ATI-450 BID
Blood for ex-vivo assay
predose
4 hr
12 hr

pHSP27



pHSP27
pHSP27 Production (% Predose)
175
150
125
100
75
50
25
0
Placebo
10mg
30mg
50mg
Day 1 (Predose)
Day 7 (4hr)
Day 7 (12hr)
Time

TNFα



TNFα
TNFα Production (% Predose)
125
100
75
50
25
0
Placebo
10mg
30mg
50mg
Day 1 (Predose)
Day 7 (4hr)
Day 7 (12hr)
Time

IL1β



IL1β
IL1β Production (% Predose)
125
100
75
50
25
0
Placebo
10mg
30mg
50mg
Day 1 (Predose)
Day 7 (4hr)
Day 7 (12hr)
Time

- ATI-450 dosed orally BID for 7 days in healthy subjects at doses of 10mg, 30mg and 50mg
- Day 1 (predose) is from blood taken on day 1 just prior to the first dose of ATI-450
- Samples ex vivo stimulated with LPS
- Data expressed as mean +/- SEM

* Data on file

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

aclaris THERAPEUTICS

26

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) ATI-450-PKPD-101: Day 7 MAD PD Biomarker Time Dependence Cytokines IL6 and IL8 • ATI-450 dosed orally BID for 7 days in healthy subjects at doses of 10mg, 30mg and 50mg • Day 1 (pre-dose) is from blood taken on day 1 just prior to the first dose of ATI-450 • Samples ex vivo stimulated with LPS • Data expressed as mean +/- SEM Day 1 2 3 4 5 6 7 predose 4 hr 12 hr ATI-450 BID Blood for ex- vivo assay 27 * Data on file

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) 28 *IC80 values generated with all SAD/MAD exposure data using the Emax model in WinNonlin ** 50 mg BID MAD Cohort 50 mg BID Ctrough = 87.9 ng/ml 50 mg BID Cmax = 215 ng/ml The MAD 50mg BID cohort achieved systemic drug concentrations in excess of IC80 for pHSP27, TNFa, IL1b and IL8 at Cmax (3.5-6.0X) and Ctrough (1.4-2.4X). Biomarker *IC80 ng/ml **Ctrough Multiple of IC80 **Cmax Multiple of IC80 pHSP27 36.7 2.4x 6.0x TNFa 62.6 1.4x 3.5x IL1b 40.8 2.2x 5.4x IL6 747.8 0.1x 0.3x IL8 38.8 2.3x 5.6x ATI-450-PKPD-101 Multiples of Cytokine IC80 Across Dosing Interval * Data on file.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) In Vitro Model: ATI-450 Inhibits IL1b-Stimulated Cytokines in Human Whole Blood 29 IL1b-Stimulated HWB ATI-450 was added to freshly isolated human whole blood for 1 hr and stimulated with IL1b (10 ng/ml) for 5 hrs. Cytokines were measured by Meso Scale Discovery technology. Cytokine IC80 (ng/ml) TNFa 31 + 6 IL6 41 + 20 IL8 40 + 12 * Data on file.

MK2 inhibitor ATI-450 Summary

- Discovered a novel approach to drug the target
- Potential alternative for diseases treated by biologics and JAK inhibitors
  - ✓ Robust efficacy in a range of inflammation and mouse cancer models[1,2]
- Phase 1 SAD/MAD Data*
  - ✓ Generally well-tolerated at all doses
  - ✓ Dose response noted
  - ✓ Potent target suppression: ATI-450 dosed at 50 mg BID drove plasma levels 1.4-2.4x greater than those required to hit an IC80 for 4 key biomarkers
- Phase 2a clinical trial in Rheumatoid Arthritis underway

* Data on file

1 Murali B, et al. *Cancer Res.* 2018;78(19):1-13.
2 Wang C, et al. *J Exp Med.* 2018;215(5):1315-1325.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

aclaris THERAPEUTICS 30

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) ATI-1777 (Topical Soft-JAK Inhibitor) (Investigational Drug Candidate) 31

Atopic Dermatitis Opportunity

- Atopic dermatitis (AD) is a chronic, pruritic inflammatory skin condition[1]
  - ✓ The prevalence rate for AD in the US is 10-12% in children and 0.9% in adults[2]
  - ✓ Market projected to be $8-12 billion at peak (moderate-to-severe AD)[3]
  - ✓ Systemic and topical JAK inhibition has demonstrated promising results in AD clinical trials[4]

Approach	Status
• Positioning: • Comparable efficacy to other topical JAKs but "soft" drug to minimize the potential for systemic immunosuppression • JAK1/3 selective to minimize JAK2 inhibition toxicity • Deliver in a patient-friendly formulation • Moderate to severe patients	• Plan to study in patients with moderate-to-severe AD • IND mid year • Next key milestone: First In Human - 2H2020

1 https://emedicine.medscape.com/article/1049085-overview. Last accessed 5-26-20.
2 https://emedicine.medscape.com/article/1049085-overview#a8. Last accessed 5-26-20.
3 Auster M, et al. Something Big Is Getting Bigger [research note]. *Credit Suisse Equity Research*; 2019.
4 Shreberk-Hassidim R, et al. *J Am Acad Dermatol.* 2017;Apr;76(4):745-753.

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

aclaris THERAPEUTICS

32

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) • No adverse effects noted (10% body surface area, QD) • Bleeds at 0.5, 1, 2, 4, 8, 12, and 24 hours post-application: Days 1 and 6 • All plasma samples were below limit of quantification (<0.50 ng/mL) – well below cellular IC50 Minipig Model: ATI-1777 Nonclinical Safety Program TK Data Tolerability/Toxicokinetic with 7-day dermal administration (non-GLP) 1 Data on file. 2 Chen X, et al. Clin Pharmacol Drug Dev. 2013;3(1):34–42. 3 Punwani N, et al. Br J Dermatol. 2015;173:989–997. HUMAN2,3 MINIPIG1 33

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) • Single application of 2% ATI-1777 development formulation significantly inhibits IL15 (JAK1/3) induced gene induction (CCL8). Porcine Model: ATI-1777 Blocks IL15 Induced CCL8 mRNA in Skin Apply formulation to back of pig, wait 1 hr Intra-dermal Injection of porcine IL15, wait 3 hr Harvest 6 mm biopsy, prepare RNA, measure CCL8 by qPCR * Data on file 34

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) ATI-2138 (ITK/TXK/JAK3 Inhibitor) (Investigational Drug Candidate) 35

ATI-2138: Covalent ITK/TXK/JAK3 (ITJ) Inhibitor

- ATI-2138 covalently blocks ITK/TXK/JAK3*
  - ✓ Potential for synergistic efficacy
    - ITK/TXK required for T-cell receptor (TCR) signaling
    - JAK3 required for γc cytokines (IL-2/4/7/9/15/21)
  - ✓ PD effects persist after plasma clearance
- ATI-2138 is selective for T-cell signaling
  - ✓ Drugs like cyclosporine (CsA) inhibit calcineurin which is widely expressed
  - ✓ ATI-2138 targets unique kinases expressed only in immune cells

✓ ATI-2138 may potentially treat any T-cell mediated autoimmune disease


APCs
TCR/CD3
ATI-2138
T cells
Proliferation
Differentiation
T cell
T cell
T cell
T$_H$ Cells
γ$_c$ Cytokines
ATI-2138
T cells
NK cells
pSTAT5

* Data on file

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

36

ATI-2138 is a Potent Covalent Inhibitor


ATI-2138
Covalent bond between
ITK^cys and ATI-2138

Co-Crystal Structure of ATI-2138/ITK - shows ATI-2138 covalent binding to ITK

Cellular Inhibition of JAK and ITK/TXK

Assay Description	ATI-2138 IC_{50} (nM)	Assay
ITK/TXK activity	7	Jurkat pPLCγ-1
JAK1/3 activity	20	PBMC pSTAT-5
Both ITK/TXK and JAK3	13	HWB αCD3/IL15 IFNγ
BTK activity	52	Ramos pPLCγ-2

ATI-2138 potently inhibits ITK/TXK and JAK3 in cells and in whole blood

* Data on file

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20)

37

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) ATI-2138 reduced inflammation and bone mineral density loss Rat Adjuvant Induced Arthritis (AIA) Model: ATI-2138 Reduced Inflammation and Protected Bone VEH QD ATI-2138-10-QD ATI-2138-30-QD ATI-2138-5-BID ATI-2138-15-BID 120 140 160 180 200 220 ATI-2138 bone mineral density in rat AIA study B M D ( m g / c m 2 ) **** **** **** **** **** p <0.00001 Adjuvant induced bony destruction of rat hindlimb Preservation of Joint Material with ATI-2138 * Data on file ATI-2138 Vehicle ATI-2138-10-QD ATI-2138 30 QD ATI-2138 5 BID ATI-2138 15 BID 7 8 9 10 11 12 A n k l e D i a m e t e r , m m Day 23 ankle diameter Measure ankle diameter Weigh every other day Male Lewis Rat Day 0 Inject with adjuvant Day 6 Begin PO dosing of ATI-2138 Day 12 Day 23 Histology, BMD 38

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) Biopharmaceutical Company Cash Position $79 million as of March 31, 2020 Commitment to Patients Focus on addressing the needs of patients with immuno-inflammatory diseases who lack satisfactory treatment options Research and Development Scientific leadership in immuno-inflammatory diseases - innovative clinical and regulatory strategies Executive Team Proven track record of R&D and business development Pipeline Multiple therapeutic programs ranging from discovery to Phase 3 Intellectual Property Global IP estate KINect™ Technology Platform Proprietary discovery engine enables targeted design of novel drug candidates IP 39

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) Catalysts Milestone 2020 2021 1Q 2Q 3Q 4Q 1Q 2Q ATI-450 (MK2 Inhibitor) Phase 1 Data (SAD/MAD) ✓ Initiate Phase 2a Trial in Rheumatoid Arthritis ✓ ATI-1777 (Topical Soft-JAK Inhibitor) Submit IND Initiate Phase 1/2 Trial ATI-2138 (ITK/TXK/JAK3 Inhibitor) Submit IND Initiate Phase 1 Trial 40

© Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (XX) © Copyright 2020 Aclaris Therapeutics, Inc. All rights reserved (PP--US-0480 05/20) THANK YOU EMPOWERING PATIENTS THROUGH KINOME INNOVATION